Exhibit 10.6
SETCo Tool LLC
August 9, 2022
Michael Rubiera
****
****

Re:	Terms of Employment with SETCo Tool LLC
Dear Mr. Rubiera:
This letter sets forth the terms and conditions on which you (“Employee”) and SETCo
Tool LLC, an Ohio limited liability company (the “Company”), have agreed that Employee will perform services as an employee thereof.
1.Employee has agreed to be employed by the Company on a full-time basis (the period during which the Company employs Employee, the “Employment Term”) and will report to the board of managers of the Company at the office(s) of the Company.
2.During the Employment Term, Employee’s base salary will be at the annual rate of $250,000 per year. Employee’s annual base salary shall be subject to applicable withholdings and deductions.
3.While employed by the Company, Employee shall be eligible to participate in the
Company’s health plan and 401(k) plan and shall be eligible for such other employee benefits as are from time to time offered to the Company’s other full-time employees generally.
4.Employee shall be authorized to incur reasonable expenses in carrying out
Employee’s duties and responsibilities for the Company and the Company shall promptly reimburse Employee for all reasonable business expenses incurred in connection with the performance of Employee’s duties hereunder, subject to the Employee’s provision of reasonable documentation of such expenses in accordance with the Company’s business expense reimbursement policy as may be in effect from time to time.
5.Unless already a party to a similar agreement with the Company, Employee will enter into a customary invention assignment and confidentiality agreement.
6.Although it is the hope and intention of the Company that Employee shall remain employed by the Company until such time as the Company and Employee mutually determine that such employment shall cease, Employee acknowledges and agrees that no minimum term of employment is created hereby and that Employee’s employment with the Company is at will.
Employee may terminate his employment at any time, for any reason, simply by providing thirty
(30) days prior written notice to the Company. The Company may terminate Employee’s employment, at any time, with or without cause or advance notice.
2
[Signature page follows.]
Please sign in the space provided below to signify your agreement to the foregoing terms.

Very truly yours,

SETCO TOOL LLC, an Ohio limited liability company

	By:	/s/ Christopher C. Lin
	Name:	Christopher C. Lin
	Its:	Vice President and Secretary

AGREED AND ACCEPTED:

/s/ Michael Rubiera
MICHAEL RUBIERA